SELIGMAN

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QUALITY

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MUNICIPAL FUND, INC.

First Quarter Report
January 31, 2003

Seligman Quality Municipal Fund, Inc.
Managed by

J. & W SELIGMAN & CO.
INCORPORATED

Investment Managers and Advisors

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

www.seligman.com

CESQF3a 1/03

To the Stockholders

For the three months ended January 31, 2003, Seligman Quality Municipal Fund posted a total return of 2.79%, based on market price, and 1.26%, based on net asset value. The Fund’s annualized distribution rate based on the current monthly dividend and market price on January 31, 2003, was 6.24%. This is equivalent to a taxable yield of 10.16% based on the maximum federal income tax rate of 38.6%. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 1.09% to 1.80%.

During the Fund’s first fiscal quarter, the US economy continued its moderate recovery amid significant geopolitical tensions, a decrease in consumer confidence, and a weak labor market. On the positive side, GDP growth during the last three months of 2002 was revised upward to 1.4%, reflecting spending by both businesses and consumers. However, uncertainty surrounding the ongoing standoff in Iraq has discouraged businesses from making major investments and, therefore, prevented the economic rebound from gaining more momentum. Oil prices have also risen sharply, which could potentially act as a drag on the economy.

The continued positive performance of municipal bonds and their popularity among investors stand in contrast to the ongoing volatility in the stock market, which in 2002 declined for the third consecutive year. Municipal yields were fairly stable during the Fund’s first fiscal quarter, and, in our view, they continue to provide a significant yield advantage compared with the after-tax yields of US Treasury bonds.

Looking ahead, we believe the economic recovery will continue, although it may be slow and possibly unsteady. There has been a great deal of monetary and fiscal stimulus, including historically low interest rates and increased government spending. There is also the possibility of new tax cuts, which we believe would aid the recovery. Despite higher oil prices, inflation remains benign.

Over the near term, states and municipalities will continue to struggle with fiscal problems. Many will need to employ a combination of spending cuts and tax increases to close growing budget deficits, and credit rating downgrades may increase. In the meantime, the Fund will continue to thoroughly research all municipal credits considered for inclusion in the portfolio. Your Fund maintains 80% of its portfolio in Aaa/AAA-rated municipal bonds, the highest rating available.

Thank you for your continued support of Seligman Quality Municipal Fund. A discussion with your Portfolio Manager, as well as the Fund’s performance history and portfolio of investments, follows this letter. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

March 7, 2003

Interview With Your Portfolio Manager, Thomas G. Moles

What economic and market factors affected Seligman Quality Municipal Fund during the three months ended January 31, 2003?

     During Seligman Quality Municipal Fund’s first fiscal quarter, the municipal market enjoyed a period of stable interest rates. Long-term municipal yields, as measured by the Bond Buyer 20-Bond Index, fluctuated between 4.79% and 5.00%. Yields ended the period at 4.90%, the mid-point of the range. Municipal bonds continue to provide a significant yield advantage when compared with the after-tax yields of Treasury bonds. For an investor in the 35% tax bracket, a municipal bond yielding 4.90% is equivalent to a taxable bond yielding 7.54%. Since the start of 2003, the yield on the 30-year Treasury bond has not exceeded 5.07%.

     Historically low interest rates and growing financing needs led to a surge in municipal issuance for 2002. Volume for the year was $357 billion, exceeding the previous record of $292 billion set in 1993. Despite the significant increase in total supply, volume varied from state to state. Among the larger state issuers, New York volume rose 177%, while Michigan issuance fell 4%.

     Demand for municipal securities has been strong despite the lower yield environment. Continuing economic weakness, corporate malfeasance, and intensifying geopolitical concerns led risk-averse investors to seek the relative safety and stability of the municipal market in 2002. An easing of these concerns could prompt a shift out of municipals in favor of equities. However, we believe the relative attractiveness of municipal bonds should help to sustain demand at sufficient levels to absorb expected supply in 2003.

     While the nation’s economic outlook improved in 2002, state budget difficulties intensified and will continue to impact the majority of states at least through the next fiscal year. Many states have been relying on budget surpluses and non-recurring revenue sources to close budget gaps, but these have proven to be temporary fixes. Currently, the majority of states are facing moderate to severe budget deficits. A more permanent solution is needed to restore structural balance and will likely include a combination of spending reductions, debt issuance and tax increases.

What was your investment strategy during this time?

     The Fund has been positioned to benefit from a relatively stable interest rate environment. The portfolio continues to be concentrated in long-term municipal bonds to the steeply sloped municipal yield curve. During the past fiscal quarter, 30-year municipal bonds were yielding approximately 90 to 120 basis points over 10-year municipal bonds.

A TEAM APPROACH

Seligman Quality Municipal Fund is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Theresa Barion, Eileen Comerford, Audrey Kuchtyak, and Debra McGuinness.

Interview With Your Portfolio Manager, Thomas G. Moles

     The Fund remains diversified among various sectors of the municipal market, the largest weightings being transportation and water/sewer bonds. Given sluggish economic growth and state budget woes, we will likely continue to focus on essential service bonds. Overall, bonds funding essential services tend to have more predictable revenue streams.

     Credit research is an integral part of our investment process. All portfolio holdings are carefully analyzed prior to purchase and are regularly monitored to ensure that they continue to meet our credit criteria. Further, the Fund’s portfolio contains a significant percentage of insured municipal bonds, which provide an additional layer of protection. The Fund intends to maintain a minimum of 80% of net assets in Aaa/AAA rated securities.

What is your outlook?

     Geopolitical concerns continue to exert a strong influence over business and consumer spending decisions. Until the current standoff with Iraq is resolved, economic activity and investment commitments are likely to be constrained. Going forward, we anticipate an extended period of modest economic growth and stable long-term interest rates.

     The municipal market continues to attract a healthy percentage of investment dollars at the expense of the equity market. A steady improvement in stock market performance could trigger a reallocation back into equities. Reduced demand for municipal securities may lead to a modest increase in municipal yields. Nevertheless, given that municipal bonds remain at historically cheap levels relative to Treasury bonds, we believe municipals would likely outperform in a rising yield environment.

     The nation’s states, cities, and municipalities face considerable challenges. Credit trends are currently negative, and downgrades are expected to accelerate going forward. Difficult choices must be made in the months to come before a meaningful improvement in municipal finances will occur. While we remain cautious with respect to near-term prospects, we are decidedly more optimistic regarding the longer-term outlook. In terms of risks from credit default, we believe the highest-rated municipal bonds are second only to US government bonds. That distinction is unlikely to change despite the current difficulties confronting municipal credits.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person.There can be no guarantee as to the accuracy of the market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Results For Common Stock (unaudited)

TOTAL RETURNS*
For Periods Ended January 31, 2003
		Average Annual
	Three	One		Five	10
	Months	Year		Years	Years

Market Price**	2.79%	6.93%		3.08%	6.29%
Net Asset Value**	1.26	9.23		6.04	7.23

PRICE PER SHARE
	January 31, 2003	October 31, 2002

Market Price	$12.69		$12.57
Net Asset Value	14.36		14.44

DIVIDEND AND CAPITAL GAIN INFORMATION PER SHARE
For the Three Months Ended January 31, 2003

	Capital Gain

Dividends Paid†	Paid	Realized	Unrealized

$ 0.1945	$0.032	$0.049	$0.896††

ANNUALIZED DISTRIBUTION RATE

The annualized distribution rate based on the current monthly dividend and market price at January 31, 2003, was 6.24%, which is equivalent to a taxable yield of 10.16% based on the maximum federal income tax rate of 38.6%. The tax-equivalent yield does not reflect any alternative minimum taxes to which an investor may be subject.

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

*	Returns for periods of less than one year are not annualized.

**	These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are reinvested in additional shares.

†	Preferred Stockholders were paid dividends at annual rates ranging from 1.09% to 1.80%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders.

††	Represents the per share amount of unrealized appreciation of portfolio securities as of January 31, 2003.

Portfolio of Investments (unaudited)			January 31, 2003

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P	Market Value

Alabama — 7.4%	$5,000,000	Jefferson County Sewer Rev. (Capital Improvement
		Warrants), 5.125% due 2/1/2039	Aaa/AAA	$5,008,450
Alaska — 4.8%	2,000,000	Alaska Energy Authority Power Rev. (Bradley Lake
		Hydroelectric Project), 6% due 7/1/2021	Aaa/AAA	2,304,520
	905,000	Alaska Housing Finance Corporation Mortgage Rev.,
		6% due 12/1/2040	Aaa/AAA	947,481
California — 23.5%	4,000,000	Foothill/Eastern Transportation Corridor Agency Toll
		Road Rev., 5.75% due 1/15/2040	Baa3/BBB-	4,050,120
	1,500,000	Los Angeles Regional Airports Improvement
		Corporation Facilities Rev. (LAXFUEL Corporation),
		5.50% due 1/1/2032*	Aaa/AAA	1,517,835
	5,000,000	San Diego Public Facilities Financing Authority Sewer
		Rev., 5% due 5/15/2029	Aaa/AAA	5,009,700
	5,000,000	San Francisco City and County Airports Commission
		Rev. (International Airport), 5.80% due 5/1/2021*	Aaa/AAA	5,321,350
Illinois — 7.4%	5,000,000	Illinois Educational Facilities Authority Rev.
		(University of Chicago), 5.125% due 7/1/2038	Aa1/AA	5,026,100
Kansas — 4.6%	3,000,000	Burlington Pollution Control Rev. (Kansas Gas and
		Electric Company Project), 7% due 6/1/2031	Aaa/AAA	3,142,500
Louisiana — 1.4%	760,000	Louisiana Public Facilities Authority Hospital Rev.
		(Southern Baptist Hospitals, Inc. Project),
		8% due 5/15/2012†	NR/AAA	939,223
Massachusetts — 11.3%	4,000,000	Massachusetts Development Finance Agency Rev.
		(WGBH Educational Foundation), 5.75%
		due 1/1/2042	Aaa/AAA	4,593,640
	3,000,000	Massachusetts Housing Finance Agency Rev.
		(Residential Development), 6.875% due 11/15/2021	Aaa/AAA	3,063,420
Michigan — 3.7%	2,500,000	Harper Creek Community School District GOs,
		5.125% due 5/1/2031	Aaa/AAA	2,526,100
Minnesota — 0.8%	500,000	Minneapolis—Saint Paul Metropolitan Airports
		Commission Rev., 5.75% due 1/1/2032	Aaa/AAA	537,055
Missouri — 3.3%	2,130,000	Missouri State Housing Development Commission Rev.
		(Single Family Mortgage), 6.375% due 9/1/2031*	NR/AAA	2,237,054
Montana — 3.4%	2,220,000	Forsyth Pollution Control Rev. (Puget Sound Power &
		Light Co.), 7.25% due 8/1/2021*	Aaa/AAA	2,267,730
New York — 20.0%	3,000,000	Metropolitan Transportation Authority Rev. (Commuter
		Facilities), 6.10% due 7/1/2026ø	Aaa/AAA	3,492,930
	1,875,000	New York City GOs, 6.25% due 4/15/2027	A2/A	2,026,069
	230,000	New York City GOs, 6.25% due 4/15/2027ø	Aaa/A	270,774
	5,000,000	New York City Municipal Water Finance Authority
		(Water & Sewer System Rev.), 5.75% due 6/15/2026	Aaa/AAA	5,404,200
	2,125,000	New York State Thruway Authority General Rev., 6%
		due 1/1/2025ø	Aaa/AAA	2,355,754

See footnotes on page 7.

Portfolio of Investments (unaudited) (continued)			January 31, 2003

	Face		Ratings	Market
State#	Amount	Municipal Bonds	Moody’s/S&P	Value

Pennsylvania — 8.0%	$5,000,000	Philadelphia Airport Rev., 6.10% due 6/15/2025*	Aaa/AAA	$5,433,250
Texas — 7.6%	3,000,000	Dallas Area Rapid Transit Sales Tax Rev.,
		5% due 12/1/2031	Aaa/AAA	2,995,230
	2,000,000	Matagorda County Navigation District No. 1 Pollution
		Control Rev. (Central Power and Light Co. Project),
		6.125% due 5/1/2030*	Aaa/AAA	2,180,660
Virginia — 2.4%	2,500,000	Pocahontas Parkway Association Toll Road Rev.
		(Route 895 Connector), 5.50% due 8/15/2028	Baa3/BB	1,625,025
Washington — 14.0%	2,000,000	Chelan County Public Utility District No. 001
		(Chelan Hydro Consolidated System Rev.),
		5.25% due 7/1/2033*	Aaa/AAA	1,975,840
	2,000,000	Chelan County Public Utility District No. 001
		Construction Rev. (Chelan Hydro), 5.60% due
		1/1/2036*	Aaa/AAA	2,070,160
	5,000,000	King County Sewer GOs, 6.125% due 1/1/2033	Aaa/AAA	5,468,100
Wisconsin — 1.3%	855,000	Wisconsin Housing & Economic Development
		Authority Housing Rev., 6.85% due 11/1/2012	Aaa/AAA	864,670

Total Municipal Bonds (Cost $80,426,395) — 124.9%				84,654,940

		Variable Rate Demand Notes

Alabama — 1.3%	900,000	Columbia Industrial Development Authority
		Pollution Control Rev. (Alabama Power) due
		10/1/2022	VMIG-1/A-1	900,000
Florida — 0.1%	100,000	Collier County Health Facility Authority
		Hospital Rev. (Cleveland Clinic Health System)
		due 1/1/2033	VMIG-1/A-1	100,000
Missouri — 6.1%	4,100,000	Missouri State Health & Educational Facilities
		Authority Health Facility Rev.
		(Cox Health System) due 6/1/2022	VMIG-1/A-1+	4,100,000
New York — 8.4%	3,200,000	New York City GOs due 8/1/2017	VMIG-1/A-1+	3,200,000
	1,500,000	New York City GOs due 11/1/2024	VMIG-1/A-1+	1,500,000
	300,000	New York City Municipal Water Finance
		Authority, Water & Sewer System Rev. due
		6/15/2023	VMIG-1/A-1+	300,000
	700,000	New York State Energy Research & Development
		Authority Pollution Control Rev. (New York State
		Electric & Gas Company) due 10/1/2029	VMIG-1/A-1+	700,000
Pennsylvania — 1.5%	1,000,000	Delaware County Industrial Development
		Authority Airport Facility Rev. (United Parcel
		Service) due 12/1/2015	NR/A-1+	1,000,000

See footnotes on page 7.

6

Portfolio of Investments (unaudited) (continued)			January 31, 2003

	Face		Ratings
State#	Amount	Variable Rate Demand Notes	Moody’s/S&P	Market Value

Wyoming — 5.9%	$4,000,000	Lincoln County Pollution Control Rev. (Exxon Project)
		due 7/1/2017*	P-1/A-1+	$4,000,000

Total Variable Rate Demand Notes (Cost $15,800,000) — 23.3%				15,800,000

Total Investments (Cost $96,226,395) — 148.2%				100,454,940
Other Assets Less Liabilities— 1.4%				920,638
Preferred Stock — (49.6)%				(33,600,000)

Net Assets for Common Stock — 100.0%				$67,775,578

# The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.
† Escrowed-to-maturity security.
ø Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.

Note: Investments in municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

For More Information

Manager	Stockholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	(800) 874-1092	Stockholder Services
100 Park Avenue	100 Park Avenue	(212) 682-7600	Outside the United States
New York, NY 10017	New York, NY 10017	(800) 622-4597	24-Hour Automated
Telephone Access
General Counsel	Website		Service
Sullivan & Cromwell LLP	www.seligman.com
(online account information
available)